EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is intended to accompany the Quarterly Report on Form 10-Q of Berkshire Bancorp Inc. (the "Company") for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in my capacity as set forth below, hereby certifies that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                             /S/ STEVEN ROSENBERG
                                             ----------------------------------
                                             Steven Rosenberg,
                                             Chief Executive Officer, President
                                             and Chief Financial Officer

                                             November 12, 2007